Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Subsequent Events [Abstract]
Subsequent Events

Note 10 — Subsequent Events

As further described in Note 5, on July 14, 2011, our shareholders approved a proposal to change our capital structure by increasing the number of authorized shares of common stock from 90,000,000 to 180,000,000.

As further described in Note 5, the exercise price of the Series B Warrants that we issued on May 20, 2011 adjusted to $0.128 at the close of trading on July 5, 2011, which adjustment was retroactively effective to June 29, 2011. Holders of the Series B Warrants that were exercised during the period beginning on June 29, 2011 and ending on July 5, 2011 were entitled to a refund of a portion of their previously paid exercise price if the exercise price adjusted to less than $0.31 per unit. The amount of the refund for each Series B Warrant was equal to the difference between the initial exercise price of the Series B Warrant ($0.31 per unit) and the adjusted exercise price of the Series B Warrant ($0.128 per unit). An aggregate of 6,005,000 warrants were exercised on June 29 and June 30, with respect to which we paid a refund in the aggregate amount of approximately $1.1 million to the warrant holders on July 6, 2011. From July 1, 2011 to the expiration date of July 12, 2011, 15,172,000 Series B Warrants were exercised resulting in additional net proceeds of approximately $2.0 million and the issuance of an additional 15,172,000 Series A Warrants. Total net proceeds received from the exercises of the Series B Warrants was approximately $3.1 million. On July 12, 2011, the remaining 25,000 Series B Warrants expired unexercised.

On July 25, 2011, we filed a registration statement on Form S-3 (No. 333-175769) with the Securities and Exchange Commission to register the 44,612,000 shares of common stock that are issuable upon exercise of the Series A Warrants.

Note 11 — Subsequent Events

As further described in Note 6, in February 2011, we received net proceeds of approximately $4.7 million in an offering of 6,375,000 shares of common stock together with warrants to purchase up to 1,113,075 shares of common stock at a purchase price of approximately $0.80 per unit. The warrants are exercisable for seven years and have an exercise price of $0.80 per share.

In February 2011, we entered into a Research and License Agreement (the "Agreement") with Debiopharm S.A., a Swiss corporation ("Debiopharm"), pursuant to which we granted to Debiopharm an exclusive license to develop and commercialize our pre-clinical program in bladder cancer, for all uses in humans and animals for the prevention and treatment of superficial (non-muscle invasive) bladder cancer, in consideration of the payment by Debiopharm to us of up to $25 million based on predefined research and development milestones, royalties from the sales of products resulting under the Agreement and sublicensing payments. Among other things, the Agreement provides for certain licenses of our UsiRNA and liposomal technologies. Debiopharm will have full responsibility for the development and commercialization of any products arising from the partnership, and will fund all of our research and development costs for the bladder cancer program beginning in February 2011.

In March 2011, we amended our June 2010 agreement with Ribotask to change the payment terms for the diagnostic rights. The first payment of $250,000 was made in November 2010. The remaining payments will be made as follows: a payment of $50,000 at execution of the amendment with the remaining $400,000 to be paid in eight monthly payments of $50,000 beginning May 1, 2011. In addition we issued 113,766 shares of our common stock valued at approximately $80,000 to Ribotask; for which we filed a resale registration statement on Form S-3 on March 14, 2011.